Principal Exchange-Traded Funds
Supplement dated September 24, 2021
to the Prospectus dated November 1, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL INTERNATIONAL MULTI-FACTOR ETF
Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, is currently assessing potential strategic options for the Fund but has not yet made a final determination. Options being considered include a broad range of potential recommendations to the Fund’s Board of Trustees (“Board”), including the possible continuance of the Fund, a combination or reorganization of the Fund, or liquidation of the Fund. PGI is expected to formulate a recommendation to the Board by the end of the 2021.